                                                                   EXHIBIT 10.9


                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is entered into as of the 1st day of April, 1999, by and between AMGEN INC., a Delaware corporation ("Landlord") and ARRAY BIOPHARMA INC., a Delaware corporation ("Tenant").

                                   RECITALS:

         A. On or about July 7, 1998, Landlord and Tenant entered into that certain Lease (the "Lease"), covering certain space commonly known as Amgen Building AC-1 of the Amgen Complex and located at 1885 33rd Street, Boulder, Colorado (the "Premises").

         B. Tenant has requested: (i) to enlarge the Premises by leasing an additional 3,931 rentable square feet located on the bridge of the Amgen Complex, as shown on Exhibit A attached hereto (the "Expansion Space"); and
(ii) to further amend and modify the Lease in certain respects as provided herein, and Landlord has agreed to such modifications, all on the terms and conditions contained herein.

         C. Unless otherwise expressly provided herein, capitalized terms used herein shall have the meanings as designated in the Lease.

                                   AGREEMENT:

         In consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements contained herein and in the Lease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Addition of Expansion Space to Premises. Effective as of April 1, 1999 (the "Effective Date"), the Expansion Space is hereby added to the Premises. As of the Effective Date, all references in the Lease to the Premises shall be deemed to include the Expansion Space. The Expansion Space shall be added to the Premises, for all purposes, as of the Effective Date and for the balance of the Term (as the same may be extended pursuant to the provisions of the Lease), upon and subject to all of the terms, covenants and conditions of the Lease.

         2. Expansion Space Delivery and Acceptance.

         (a) Delivery of Expansion Space. On or before the Effective Date, Landlord shall deliver the Expansion Space to Tenant in its then current "as is" condition. Notwithstanding the foregoing, in the event that Landlord is unable to deliver the Expansion Space to Tenant by the Effective Date, regardless of the reason therefor, Landlord shall not be liable for any claims, damages or liabilities by reason thereof, nor shall such circumstances make the Lease or this First Amendment void or voidable, and Tenant's sole and exclusive remedy for such delay shall be a postponement of Tenant's obligation to pay Rent and Additional Rent for the Expansion Space; provided, however, that if Landlord is unable to deliver the Expansion

         Space to Tenant on or before the Effective Date due to a delay caused by Tenant or for any other cause related to Tenant's acts or omissions, Tenant's rental obligations under the Lease as amended hereby with respect to the Expansion Space shall begin on the Effective Date.

         (b) Tenant's Acceptance of Expansion Space and Obligation to Pay Rent. Tenant agrees to accept the Expansion Space in its "as is" condition, and acknowledges that Landlord makes no representations or warranties whatsoever with respect thereto. Notwithstanding any other provision contained in the Lease or this First Amendment, except as provided in subparagraph 2(a), Tenant agrees that its obligation to pay Rent and Additional Rent with respect to the Expansion Space shall commence on the Effective Date.

         3. Rent - Expansion Space. Commencing on the Effective Date, and continuing through the Initial Term, the annual Rent due and payable for each rentable square foot contained in the Expansion Space (in addition to any other Rent payable pursuant to the terms of the Lease), shall be $17.00, payable in equal monthly installments of $5,568.92. The Rent for the Expansion Space set forth herein shall be deemed to include rental for the office furniture identified on Exhibit B attached hereto and incorporated herein by this reference. In the event that the Initial Term of the Lease is extended pursuant to Paragraph 5(b) of the Lease, Rent for the Expansion Space for any extension term of the Lease shall be increased in the same manner as provided in Exhibit B to the Lease. In addition, Tenant shall pay to Landlord all Additional Rent attributable to the Expansion Space, in accordance with the terms and provisions of Paragraph 8(b) of the Lease. All rental shall be payable in accordance with the terms and provisions of the Lease.

         4. Payment for Fire Exit and Security Camera. Landlord agrees to install a separate fire exit with security camera (the "Fire Exit") at a location on the Premises to be determined by Landlord. The Fire Exit shall be installed in a good and workerlike manner and, subject to Landlord's right to partial reimbursement by Tenant as provided in this paragraph, at Landlord's cost and expense, but otherwise at such time and in such manner as Landlord shall determine in its sole discretion. Tenant agrees to reimburse Landlord for fifty percent (50%) of Landlord's costs and expenses related to the construction and installation of the Fire Exit (the "Fire Exit Payment"). Landlord shall notify Tenant of the cost of the Fire Exit and the amount of the Fire Exit Payment as soon as reasonably practicable after it is known, and Tenant shall make the Fire Exit Payment to Landlord on or before the Effective Date. In the event that Landlord has not notified Tenant of the amount of the Fire Exit Payment by the Effective Date, Tenant shall pay the amount of $1,750.00, which the parties agree is one-half of the estimated cost of the Fire Exit (the "Estimated Fire Exit Payment"), and at such time that the exact cost of the Fire Exit is calculated, Landlord shall notify Tenant of such cost and the corresponding Fire Exit Payment. If the Estimated Fire Exit Payment is less than the actual Fire Exit Payment, Tenant shall pay the difference within fifteen (15) days after receipt of such notice, and if the Estimated Fire Exit Payment is greater than the actual Fire Exit Payment, Tenant shall receive a corresponding credit of Rent for the difference. All payments to be made by Tenant pursuant to the provisions of this Paragraph 4 shall be deemed to be Additional Rent pursuant to the terms of the Lease, and Tenant's failure to make any payment as required herein shall constitute an event of default by Tenant under the Lease.

         5. Removal of Cabling. Prior to the Effective Date, Tenant shall disconnect, at the Amgen VDER room, any and all fiber and copper cables that lead from the VDER room to the Expansion Space (the "Cabling"). Tenant shall pull the Cabling back to the Expansion Space and remove it from the cable trays at that point. The disconnection and removal of the Cabling shall be conducted at Tenant's sole cost and expense, in a good and workerlike manner acceptable to Amgen, and otherwise in accordance with the provisions of the Lease, including but not limited to Paragraph 10(c) thereof. Tenant may retain and use the Cabling.

         6. Parking. As of the Effective Date, Tenant shall have the right to use eight (8) additional parking spaces in the general parking area of the Amgen Complex as assigned by Amgen. All of the other terms of the Lease applicable to Tenant's parking rights shall be applicable to Tenant's parking rights provided in this Paragraph 6. The parking rights provided in this Paragraph 6 are in addition to any other parking rights provided in the Lease.

         7. Binding Effect. Except as modified by this First Amendment, the terms and provisions of the Lease shall remain in full force and effect, and shall be binding upon the parties hereto, their successors and permitted assigns. This First Amendment shall become effective only after the full execution and delivery hereof by Landlord and Tenant.

         8. Conflict. In the event of any conflict between the provisions of this First Amendment and the provisions of the other portions of the Lease, the provisions of this First Amendment shall control.

         9. Ratification of Lease. All of the terms and provisions of the Lease, as herein amended and supplemented, are hereby ratified and confirmed, and shall remain in full force and effect.

         10. Time is of the Essence. Time is of the essence with regard to this First Amendment.



LANDLORD:                                  TENANT
AMGEN INC., a Delaware corporation         ARRAY BIOPHARMA INC., a Delaware
                                           corporation


By: /s/ DAVID SNITMAN                      By:
   --------------------------------           -------------------------------
Name: David Snitman                        Name:
     ------------------------------             -----------------------------
Title: COO                                 Title:
      -----------------------------              ----------------------------

                                                                    EXHIBIT 10.9







                                   EXHIBIT A


                        [FLOOR PLAN OF EXPANSION SPACE]

                                   EXHIBIT B

              LISTING OF OFFICE FURNITURE TO BE INCLUDED IN RENT


---------------------------------------------------------------------------------------------------------------------------
 ROOM #       TABLES                         WORK SURFACE                             BINDERBIN              TACK PANEL
---------------------------------------------------------------------------------------------------------------------------
     19       42" round                      30"x30", 48"x30"
---------------------------------------------------------------------------------------------------------------------------
     18       42" round                      48"x30", 30"x30"
---------------------------------------------------------------------------------------------------------------------------
     17       Conference
---------------------------------------------------------------------------------------------------------------------------
     16                                      (2) 48"x30", 36"x30" w/trans top         (3) 48"
---------------------------------------------------------------------------------------------------------------------------
     15       36" round                      66"x30", 48"x24"                         double door 66"
---------------------------------------------------------------------------------------------------------------------------
     14       5' veclor                      48"x30", 30"x30", 36"x24"                (3) 48" (1) 36"
---------------------------------------------------------------------------------------------------------------------------
     13       36" round                      60"x24", 66"x24"                         double door 66"
---------------------------------------------------------------------------------------------------------------------------
     12                                      42"x24", 30"x24", 24"x24"                30", (2) 42"           (2) 42", 30"
---------------------------------------------------------------------------------------------------------------------------
     11       Conference
---------------------------------------------------------------------------------------------------------------------------
     10       (2) 36"x60"  (2) 36"x72"       (2) 30"x24"
---------------------------------------------------------------------------------------------------------------------------
      9                                      (2) 48"x30", 42"x24"                     (2) 48"
---------------------------------------------------------------------------------------------------------------------------
      8                                      32"x24", 24"x24"                         32"                    24", 32"
---------------------------------------------------------------------------------------------------------------------------
      7       36" round                      48"x24", 66"x24"                         66" double door        66"
---------------------------------------------------------------------------------------------------------------------------
      6                                      (2) 36"x24"
---------------------------------------------------------------------------------------------------------------------------
      5       3'x6' conf.
---------------------------------------------------------------------------------------------------------------------------
      4       30" round                      (2) 48"x24", 42"x24"                     (2) 48"
---------------------------------------------------------------------------------------------------------------------------
      3                                      48"x30", 42"x30"                         48"
---------------------------------------------------------------------------------------------------------------------------
      2                                      (2) 46"x30"                              48"                    48"
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 ROOM #        PEDESTALS                   FILE TOWER           BOOKCASE          CHAIRS
---------------------------------------------------------------------------------------------------------
     19        12-12, 6-6-12                                                      1 desk, 1 visitor
---------------------------------------------------------------------------------------------------------
     18        12-12, 6-6-12                                                      1 desk, 1 visitor
---------------------------------------------------------------------------------------------------------
     17                                                         1 half oak        5 conf. 1 visitor
---------------------------------------------------------------------------------------------------------
     16        12-12, (2) 6-6-12                                                  1 desk, 1 visitor
---------------------------------------------------------------------------------------------------------
     15        6-6-12, 12-12               5 high file tower                      2 desk
---------------------------------------------------------------------------------------------------------
     14        (2) 6-6-12 (2) 12-12        5 high file tower                      2 desk
---------------------------------------------------------------------------------------------------------
     13        6-6-12, 12-12               5 high file tower                      1 desk, 1 visitor
---------------------------------------------------------------------------------------------------------
     12        (2) 6-6-12 (2) 12-12        5 high file tower                      1 desk
---------------------------------------------------------------------------------------------------------
     11                                                                           6 conf.
---------------------------------------------------------------------------------------------------------
     10                                                                           6 desk, 2 visitor
---------------------------------------------------------------------------------------------------------
      9        (3) 6-6-12, 12-12           5 high file tower    36"x55"           2 desk
---------------------------------------------------------------------------------------------------------
      8        6-6-12, 12-12                                                      1 desk, 2 visitor
---------------------------------------------------------------------------------------------------------
      7        6-6-12, 12-12               5 high file tower    36"x55"           1 desk
---------------------------------------------------------------------------------------------------------
      6        (2) 6-6-12                  5 high file tower    36"x55"           1 desk
---------------------------------------------------------------------------------------------------------
      5                                                                           7 desk
---------------------------------------------------------------------------------------------------------
      4        (2) 6-6-12
---------------------------------------------------------------------------------------------------------
      3        6-6-12, 12-12               5 high file tower                      1 desk
---------------------------------------------------------------------------------------------------------
      2        6/6/12                      5 high file tower                      1 desk
---------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------
 ROOM #       CORNER SURFACE                      MISC.
-----------------------------------------------------------------------
     19       6'x48"
-----------------------------------------------------------------------
     18
-----------------------------------------------------------------------
     17                                           Plant stand
-----------------------------------------------------------------------
     16       48"x48"                             36"x60" table
-----------------------------------------------------------------------
     15       48"x48" ergonomic adjustable
-----------------------------------------------------------------------
     14       (2) 48"x6'
-----------------------------------------------------------------------
     13       48"x48" ergonomic adjustable
-----------------------------------------------------------------------
     12       (2) 48"x48" ergonomic adjustable
-----------------------------------------------------------------------
     11                                           Plant stand
-----------------------------------------------------------------------
     10
-----------------------------------------------------------------------
      9       48"x6'
-----------------------------------------------------------------------
      8       48"x48" ergonomic adjustable
-----------------------------------------------------------------------
      7       48"x48" ergonomic adjustable
-----------------------------------------------------------------------
      6       42"x42"
-----------------------------------------------------------------------
      5                                           maple serving cart
-----------------------------------------------------------------------
      4       (2) 42"x42"
-----------------------------------------------------------------------
      3       48"x48" ergonomic adjustable
-----------------------------------------------------------------------
      2       48"x48"
-----------------------------------------------------------------------